UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2012

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas		72032
(Address of principal executive offices)		(Zip Code)

(501) 328-4770

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective December 1, 2012, Home BancShares, Inc. (the “Company”) completed its previously announced acquisition of all of the issued and outstanding shares of common stock of Premier Bank, a Florida state-chartered bank with its principal office located in Tallahassee, Florida (“Premier”), pursuant to an Asset Purchase Agreement (the “Agreement”), dated August 14, 2012, by and between the Company and Premier Bank Holding Company (“PBHC”), parent company of Premier (the “Acquisition”). The Company is merging Premier with and into the Company’s wholly-owned subsidiary, Centennial Bank, an Arkansas state-chartered bank.

As of September 30, 2012, Premier had $272.1 million in total assets, $172.1 million in loans and $245.3 million in customer deposits. In connection with the Acquisition, the Company acquired Premier’s six existing banking locations, all of which are located in the Florida Panhandle, including five branches in Tallahassee and one in Quincy, Florida. The Company paid a purchase price to PHBC of $1,415,000 for the Acquisition.

The Acquisition was conducted in accordance with the provisions of Section 363 of the United States Bankruptcy Code (the “Bankruptcy Code”) pursuant to a voluntary petition for relief under Chapter 11 of the Bankruptcy Code filed by PBHC with the United States Bankruptcy Court for the Northern District of Florida (the “Bankruptcy Court”) on August 14, 2012. The sale of Premier by PBHC was subject to certain bidding procedures approved by the Bankruptcy Court. No qualifying competing bids were received. The Bankruptcy Court entered a final order on November 29, 2012 approving the sale of Premier to the Company pursuant to and in accordance with the Agreement.

The foregoing summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 15, 2012 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 1, 2012, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibits 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Asset Purchase Agreement By and Between Premier Bank Holding Company and Home BancShares, Inc., dated as of August 14, 2012 (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed on August 15, 2012)

99.1	Press Release: Home BancShares, Inc. and Centennial Bank Announce Acquisition of Premier Bank Branch Locations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc. (Registrant)

Date: December 5, 2012	/s/ Randy Mayor
Randy Mayor
Chief Financial Officer